Aspiration Redwood Fund REDWX

Aspiration Redwood Fund
A series of the
Aspiration Funds

SUMMARY PROSPECTUS

 January 30, 2017

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks.  You can find the Fund's Prospectus and other information about the Fund online at https://funds.aspiration.com.  You can also get this information at no cost by calling 1-800-683-8529.  The Fund's Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.
INVESTMENT OBJECTIVE
The primary investment objective of the Aspiration Redwood Fund (the "Fund") is to maximize total return, consisting of capital appreciation and current income.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	0%
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	0%
Redemption Fee (as a percentage of amount redeemed)	0%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees [1]	0.00%	2.00%
Distribution and/or Service (12b-1) Fee	0.25%	0.25%
Other Expenses	9.24%	9.24%
Acquired Fund Fees and Expenses[2]	0.01%	0.01%
Total Annual Fund Operating Expenses	9.50%	11.50%
Expense Reimbursements	(8.99%)	(8.99%)
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements[3]	0.51%	2.51%
1. Investors in the Fund are clients of Aspiration Fund Adviser, LLC (the "Adviser") and may pay the Adviser a fee in the amount they believe is fair ranging from 0% to 2.00% of the value of the account. This range is reflected in the above columns. These amounts will not be deducted from Fund assets.
2.  These are expenses indirectly incurred by the Fund as a result of investing in one or more underlying investment companies (i.e., fees the Fund pays as a shareholder of the underlying investment company).
3.  Aspiration Fund Adviser, LLC (the "Adviser") has signed an Expense Limitation Agreement ("Agreement") with the Fund under which it agrees to limit annual fund operating expenses to 0.50% ("Maximum Operating Expense Limit").  The Adviser will do this by reimbursing the Fund for certain direct expenses and fees, such as transfer agency, custodial, auditing and legal fees.  The Fund also incurs certain indirect expenses, and expenses paid by the Fund when it invests as a shareholder in underlying investment companies, as mentioned in Footnote 2. The Adviser has agreed to waive or reimburse 12b-1 fees, but has not agreed to waive or reimburse other indirect expenses, nor has the Adviser agreed to reimburse the Fund for any taxes it may pay.  Because the Adviser is not obligated under the Agreement to pay these expenses, the Fund's annual fund operating expenses may actually exceed the Maximum Operating Expense Limit.  The Agreement cannot be terminated by the Adviser prior to January 31, 2018 at which time the Adviser will determine whether to renew or revise the agreement.  The Board of Trustees may terminate the Agreement at any time. Any fees or expenses waived or reimbursed by the Adviser are subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expenses were incurred if the Fund is able to make the repayment without exceeding its current Maximum Operating Expense Limit and the Maximum Operating Expense Limit in place at the time of the initial Agreement.

Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time period indicated and then sell or hold all of your shares at the end of those periods, and that you made either no payment to the Fund's adviser or the maximum annual payment of 2% of the value of your account. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (taking into account the expense reimbursement only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Assuming no Payments to the Adviser	$52	$1,949	$3,679	$7,368
Assuming a Payment of 2.00 % of the Value of the Shareholder's Account	$254	$2,461	$4,390	$8,216

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio.) A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 120.74% of the average value of its assets.

PRINCIPAL INVESTMENT STRATEGIES
To achieve its investment objective, the Fund invests in, or seeks exposure to, companies based on various financial factors and fundamental sustainability factors such as environmental, social and governance performance of such companies.  The Fund invests in equity securities, which include, but are not limited to, dividend-paying securities, common stock, preferred stock, shares of investment companies, convertible securities, warrants and rights.  The Fund may, but is not required to, use exchange-traded derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts with value dependent upon, or derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The derivatives in which the Fund may invest include futures and forward currency agreements. These derivatives may be used for risk management purposes to manage or adjust the risk profile of the Fund. Futures on currencies and forward currency agreements may also be used to hedge against a specific currency. In addition, futures on indices may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; or to obtain exposure to certain markets.

Management Process
The Sub-Adviser's investment decisions are based upon price/value discrepancies as identified by the Sub-Adviser's fundamental valuation process.  In selecting securities for the portion of the Fund that is managed according to the Sub-Adviser's fundamental valuation process, the Sub-Adviser focuses on, among other considerations, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Sub-Adviser's assessment of what a security is worth. The Sub-Adviser will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Sub-Adviser bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Sub-Adviser then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks across industries with attractive relative price/value characteristics.

The Sub-Adviser will employ both a positive and negative screening process in selecting securities for the Fund. The positive screening process will identify securities of companies that are fundamentally attractive and that have superior valuation characteristics. In addition, the positive screening process will also include material, fundamental sustainability factors that the Sub-Adviser believes confirm the fundamental investment case and can enhance the ability to make good investment decisions. The sustainability factors are material extra-financial factors that evaluate the environmental, social and governance performance of companies that, along with more traditional financial analytics, identify companies that the Sub-Adviser believes will provide sustained, long-term value. The Sub-Adviser believes that the sustainability strategy provides the Fund with a high quality portfolio and mitigates risk.
The Sub-Adviser also applies a negative screening process that will exclude from the Fund's portfolio securities with more than 5% of sales in industries such as alcohol, tobacco, defense, nuclear, GMO (Genetically Modified Organisms), water bottles, gambling and pornography, and will entirely exclude all firearms issuers and companies within the energy sector as defined by MSCI and its Global Industry Classification Standard (GICS).
PRINCIPAL RISKS OF INVESTING IN THE FUND
All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective.  The value of the Fund's investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary.  You could lose money on your investment in the Fund, or the Fund could perform worse than other investments.  Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.  Below are the principal risks of investing in the Fund:
Market Risk. The market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Management Risk. There is a risk that the investment strategies, techniques and risk analyses employed by the Sub-Adviser may not produce the desired results.  The Fund has a limited history of operations for investors to evaluate.  In addition, the Adviser has limited experience managing a mutual fund.  The Adviser believes that most of its clients will pay a reasonable and fair advisory fee.  If a significant number of clients do not pay an advisory fee for an extended period of time, the Adviser, and any sub-adviser, may not be able to continue to render services to the Fund.  If the Adviser is not able to pay Fund expenses required under the Fund's Expense Limitation Agreement, the Adviser may have to resign as adviser to the Fund or dissolve and liquidate the Fund.

Derivatives Risk. The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk and counterparty risk (which is the risk that counterparty to a derivative contract is unable or unwilling to meet its financial obligations). In addition, non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Equity Securities Risk. The Fund may invest in equity securities. Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, including general economic and market conditions, and these fluctuations can be pronounced.

Convertible Securities Risk.  The Fund may invest in convertible securities.  Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a pre-determined price (the conversion price) into the common stock of the issuer. The market values of convertible securities and other debt securities tend to fall when prevailing interest rates rise. The values of convertible securities also tend to change whenever the market value of the underlying common or preferred stock fluctuates.

Futures Risk. Use of futures contracts may cause the value of the Fund's shares to be more volatile. Futures contracts expose the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not accurately track the underlying securities.

Investment Company Risk.  Investments by the Fund in other investment companies, including ETFs, will expose investors to the risk that the underlying fund manager may change objectives which may or may not parallel the investment direction of the Fund. The Adviser and Sub-Adviser have no control over the managers or investments of underlying funds. In addition, the price movement of an ETF may not correlate to the underlying index and may result in a loss. Closed-end funds may trade infrequently, with small volume, and at a discount to net asset value ("NAV"), which may affect the Fund's ability to sell shares of the fund at a reasonable price. Further, investments in other investment companies subject the investor to fees and expenses charged by such other investment companies, including ETFs.  Finally, the Investment Company Act of 1940 imposes certain limitations on a fund's investments in other investment companies.  These limitations may limit the amount the Fund may invest in certain investment companies.

Leverage Risk Associated with Financial Instruments Risk.  The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Focused Investment Risk. There is a risk that investing in a select group of securities could subject the Fund to greater risk of loss and could be considerably more volatile than the Fund's primary benchmark or other mutual funds that are diversified across a greater number of securities.

Foreign Investing Risk. The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Limited Capitalization Risk. There is a risk that securities of small capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies.  This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell those securities.  In general, smaller capitalization companies are more valuable than larger companies to adverse business or economic developments and they may have more limited resources.

Temporary Defensive Positions Risk. From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments (high quality income securities with maturities of less than one year), securities of money market funds or U.S. Government repurchase agreements. The Fund may also invest in such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies. As a result, the Fund may not achieve its investment objective.
PERFORMANCE INFORMATION
The following bar chart shows how the Fund's investment results have varied for past calendar year and the following table shows how the fund's average annual total returns compared to that of a broad measure of market performance since the Fund's inception.  This information provides some indication of the risks of investing in the Fund. All figures assume distributions were reinvested.  Keep in mind that future performance may differ from past performance.  Also, shareholder reports containing financial and investment return information will be provided to shareholders semi-annually.  Updated performance information is available at no cost by calling (800) 683-8529 (toll free) or by visiting www.aspiration.com.

[Charts on next page]

Calendar Year Returns
(with 0% assumed management fee reduction)

Calendar Year Returns
(with 2.00% assumed management fee reduction)

Highest and Lowest Quarterly Returns
Highest return for a quarter	10.31%	Quarter ended September 30, 2016
Lowest return for a quarter	-4.10%	Quarter ended December 31, 2015

Average Annual Total Returns Periods Ended December 31, 2016	Past 1 Year	Since Inception*
Aspiration Redwood Fund – Without maximum assumed c ontribution reduction Before taxes After taxes on distributions After taxes on distributions and sale of shares	17.10% 14.59% 12.47%	10.85% 8.74% 7.62%
Aspiration Redwood Fund – With maximum assumed contribution reduction Before taxes After taxes on distributions After taxes on distributions and sale of shares	15.10% 12.59% 10.47%	8.85% 6.74% 5.62%
S&P 500 Total Return Index (reflects no deductions for fees and expenses)	11.96%	10.38%
* The Fund commenced operations on November 16, 2015.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).  After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.

MANAGEMENT OF THE FUND
Investment Adviser
Aspiration Fund Adviser, LLC

Sub-Adviser
UBS Asset Management (Americas) Inc.

Sub-Adviser Portfolio Managers
Bruno Bertocci Portfolio Manager Since 11/2015	Thomas J. Digenan Portfolio Manager Since 11/2015

Manager of Managers

The Fund is currently seeking regulatory authority to hire one or more additional sub-advisers to manage portions of the Fund's portfolio without obtaining the approval of Fund shareholders.  The Fund will notify all shareholders before making any changes.

PURCHASE AND SALE OF FUND SHARES
Minimum Initial Investment:   $500*
Minimum Additional Investment: $1
*For holders of Aspiration Summit bank accounts, this minimum is $100.

Shares of the Fund are only available to clients of Aspiration Fund Adviser, LLC.  Before investing in the Fund, you should carefully review the Fund's prospectus together with any materials the Adviser provides you, including any materials that discuss fees associated with the Adviser's services (such as the Adviser's firm brochure or its advisory agreement with you).  You can buy or sell other shares of the Fund on any business day on which the Fund is open.  You can pay for shares via an Automated Clearing House ("ACH") transfer from your bank.  For information about purchasing Fund shares, visit www.aspiration.com.

TAX INFORMATION

The Fund will make distributions that will generally be taxable to you as ordinary income or capital gains, unless your investment is held in an IRA, 401(k) or other tax-advantaged investment plan.  However, you may be subject to tax on those distributions when you withdraw monies from a tax-advantaged plan.